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                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

                  AMENDMENT NO. 1 TO THE EMPLOYMENT AGREEMENT, dated as of February 10, 1997 (this "Amendment No. 1"), by and between Freedom Chemical Company, a Delaware corporation (the "Company") and Fred P. Rullo (the "Executive").

                  WHEREAS, the Company and the Executive have entered into an Employment Agreement dated as of November 15, 1994, by and between the Company and the Executive (the "1994 Employment Agreement"); and

                  WHEREAS, the Company and the Executive desire to amend and modify the 1994 Agreement as set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereby agree that the 1994 Employment Agreement shall be, and hereby is, amended and modified as follows:

                  1. Section 2 of the 1994 Employment Agreement is hereby amended and replaced in its entirety to read as follows:

                  "2.      Term.

                           (a) Subject to Section 14 hereof, the term of this
Agreement (the "Term") is hereby extended to December 31, 1997.

                           (b)  Commencing on December 31, 1997 and each
anniversary of such date thereafter, the Term shall automatically be extended for one additional year unless, not later than sixty (60) days prior to such date or any such anniversary, as the case may be, either party hereto shall have notified the other party hereto in writing that such extension shall not take effect."

                  2.       Except as amended and modified by this Amendment
No. 1, all other terms of the 1994 Employment Agreement shall remain unchanged.

                  3. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.


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                  IN WITNESS WHEREOF, this Amendment No. 1 has been duly
executed and delivered by a duly authorized officer of the Company and by the Executive as of the date first above written.

                                 FREEDOM CHEMICAL COMPANY

                                 By:  /s/ Brian McNamara
                                      -----------------------------
                                 Name:  Brian McNamara
                                      -----------------------------

                                 Title: Vice President & General  Counsel
                                        ---------------------------------


                                        /s/ Fred P. Rullo
                                 -------------------------------------
                                            Fred P. Rullo

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